Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Brendan Horgan, Chief Executive Officer of Sunbelt Rentals Holdings, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.The Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2026 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 23, 2026

/s/ Brendan Horgan
Brendan Horgan
Chief Executive Officer